Capital Group U.S. Small and Mid Cap
ETF (CGMM)
Investment portfolio
August 31, 2026
unaudited

Common stocks 97.18% Financials 21.45%	Shares	Value (000)
RenaissanceRe Holdings, Ltd.	227,203	$74,441
Block, Inc., Class A (a)	807,474	66,229
Tradeweb Markets, Inc., Class A	518,823	55,877
Citizens Financial Group, Inc.	800,989	55,164
KeyCorp	2,184,889	47,215
Brown & Brown, Inc.	588,373	42,463
Victory Capital Holdings, Inc., Class A	353,991	41,775
Essent Group, Ltd.	583,862	39,446
Fifth Third Bancorp	714,048	38,394
StepStone Group, Inc., Class A	707,233	36,960
American International Group, Inc.	409,796	31,292
Capital One Financial Corp.	145,062	31,117
TPG, Inc., Class A	558,801	30,242
Affirm Holdings, Inc., Class A (a)	372,306	27,718
Fiserv, Inc. (a)	466,232	24,855
WEX, Inc. (a)	130,247	24,823
Ally Financial, Inc.	406,432	17,156
Arthur J. Gallagher & Co.	64,393	16,881
Principal Financial Group, Inc.	145,575	16,037
FirstCash Holdings, Inc.	64,713	13,879
LPL Financial Holdings, Inc.	120	44
Ameriprise Financial, Inc.	80	44
Artisan Partners Asset Management, Inc., Class A	710	30
		732,082
Industrials 15.96%
Bloom Energy Corp., Class A (a)	284,819	58,758
Copart, Inc. (a)	1,607,135	53,019
Comfort Systems USA, Inc.	29,789	46,043
Crane Co.	206,105	42,266
ATI, Inc. (a)	159,933	32,658
XPO, Inc. (a)	166,881	32,373
Louisiana-Pacific Corp.	443,310	31,258
United Parcel Service, Inc., Class B	299,657	31,233
APi Group Corp. (a)	699,957	27,473
Applied Industrial Technologies, Inc.	82,868	26,848
United Rentals, Inc.	23,475	24,367
Ingersoll-Rand, Inc.	255,839	19,713
VSE Corp.	92,740	19,353
CSW Industrials, Inc.	57,397	17,733
Karman Holdings, Inc. (a)	374,771	15,534
Generac Holdings, Inc. (a)	82,834	15,356
Arxis, Inc., Class A (a)(b)	294,197	15,231
Core & Main, Inc., Class A (a)	348,856	14,987
FTAI Aviation, Ltd.	74,644	14,190
DPC Holdings PLC (a)	148,839	6,245
Capital Group U.S. Small and Mid Cap ETF — Page 1 of 6

unaudited
Common stocks (continued) Industrials (continued)	Shares	Value (000)
Toro Co. (The)	360	$35
AGCO Corp.	230	27
		544,700
Information technology 14.35%
Cerebras Systems, Inc., Class A (a)	287,100	52,895
Akamai Technologies, Inc. (a)	384,334	41,746
Skyworks Solutions, Inc. (b)	572,604	38,370
Cloudflare, Inc., Class A (a)	115,981	35,387
Keysight Technologies, Inc. (a)	102,142	32,961
Ingram Micro Holding Corp.	997,284	28,094
Ciena Corp. (a)	71,843	27,502
Fabrinet, non-registered shares (a)	65,045	26,859
Flex, Ltd. (a)	224,890	24,569
Procore Technologies, Inc. (a)	353,270	22,157
MongoDB, Inc., Class A (a)	47,236	21,415
Semtech Corp. (a)	160,032	21,278
TTM Technologies, Inc. (a)	177,849	21,150
Hewlett Packard Enterprise Co.	387,358	20,236
Datadog, Inc., Class A (a)	75,614	17,924
Impinj, Inc. (a)	78,783	13,733
Fair Isaac Corp. (a)	10,249	11,758
Ultra Clean Holdings, Inc. (a)	164,106	11,131
Lumentum Holdings, Inc. (a)	11,302	10,339
Quantinuum, Inc., Class A (a)	200,796	10,060
GPGI, Inc., Class A	260	3
		489,567
Health care 12.44%
Align Technology, Inc. (a)	311,272	49,738
Revolution Medicines, Inc. (a)	194,349	39,952
Illumina, Inc. (a)	156,317	33,394
Veeva Systems, Inc., Class A (a)	113,485	32,421
Cigna Group (The)	115,275	31,825
Humana, Inc.	69,038	26,457
Ionis Pharmaceuticals, Inc. (a)	365,334	22,052
Charles River Laboratories International, Inc. (a)	74,440	21,457
Tenet Healthcare Corp. (a)	78,740	20,938
Natera, Inc. (a)	61,055	19,657
Alnylam Pharmaceuticals, Inc. (a)	76,434	18,397
NewAmsterdam Pharma Co. NV (a)	706,845	17,911
Penumbra, Inc. (a)	52,630	17,005
Oruka Therapeutics, Inc. (a)	179,785	16,652
Medline, Inc., Class A (a)	472,019	16,535
Elanco Animal Health, Inc. (a)	621,444	14,865
Spyre Therapeutics, Inc. (a)	142,163	12,699
Definium Therapeutics, Inc. (a)	315,172	12,519
		424,474
Consumer discretionary 9.95%
DoorDash, Inc., Class A (a)	333,071	77,186
Vail Resorts, Inc.	279,712	38,295
SharkNinja, Inc. (a)	161,662	31,118
Covista, Inc. (a)	222,379	29,427
NIKE, Inc., Class B	750,055	29,297
Capital Group U.S. Small and Mid Cap ETF — Page 2 of 6

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Hilton Worldwide Holdings, Inc.	69,713	$22,049
Texas Roadhouse, Inc.	112,208	21,948
Chipotle Mexican Grill, Inc. (a)	548,332	20,853
D.R. Horton, Inc.	130,635	18,885
Five Below, Inc. (a)	75,260	18,577
Brinker International, Inc. (a)	53,591	12,246
Rivian Automotive, Inc., Class A (a)	614,405	9,867
Polaris, Inc.	150,588	9,719
Yum! Brands, Inc.	310	48
General Motors Co.	410	35
LKQ Corp.	350	9
		339,559
Materials 4.84%
Corteva, Inc.	653,672	55,320
Alcoa Corp.	685,270	34,229
Royal Gold, Inc.	124,387	32,446
Element Solutions, Inc.	607,896	21,605
Perpetua Resources Corp. (a)	863,198	21,528
		165,128
Consumer staples 4.70%
US Foods Holding Corp. (a)	690,147	72,355
Monster Beverage Corp. (a)	738,119	33,895
e.l.f. Beauty, Inc. (a)	273,307	29,804
Caseys General Stores, Inc.	32,297	24,294
		160,348
Energy 4.01%
SLB, Ltd.	697,019	41,891
Diamondback Energy, Inc.	203,387	40,775
Expand Energy Corp.	396,503	38,921
Baker Hughes Co., Class A	240,398	15,277
		136,864
Real estate 3.75%
Zillow Group, Inc., Class C, nonvoting shares (a)	1,193,135	41,712
Simon Property Group, Inc. REIT	184,928	39,264
American Healthcare REIT, Inc.	568,293	31,375
Crown Castle, Inc. REIT	204,589	15,577
Essex Property Trust, Inc. REIT	130	37
		127,965
Utilities 3.03%
Exelon Corp.	1,590,130	69,520
PG&E Corp.	1,679,095	22,282
IDACORP, Inc.	85,244	11,607
		103,409
Capital Group U.S. Small and Mid Cap ETF — Page 3 of 6

unaudited
Common stocks (continued) Communication services 2.70%	Shares	Value (000)
New York Times Co., Class A	577,673	$38,860
ROBLOX Corp., Class A (a)	669,585	27,647
Live Nation Entertainment, Inc. (a)	141,609	25,474
		91,981
Total common stocks (cost: $3,117,273,000)		3,316,077
Short-term securities 0.48% Money market investments 0.48%
Capital Group Central Cash Fund 3.78% (c)(d)	162,784	16,277
Total short-term securities (cost: $16,276,000)		16,277
Total investment securities 97.66% (cost: $3,133,549,000)		3,332,354
Other assets less liabilities 2.34%		79,710
Net assets 100.00%		$3,412,064
Investments in affiliates (d)

	Value at 6/1/2026 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2026 (000)	Dividend or interest income (000)
Short-term securities 0.48%
Money market investments 0.48%
Capital Group Central Cash Fund 3.78% (c)	$55,921	$259,191	$298,850	$14	$1	$16,277	$911

(a)	Non-income producing.
(b)	All or a portion of this security was on loan.
(c)	Rate represents the seven-day yield at 8/31/2026.
(d)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group U.S. Small and Mid Cap ETF — Page 4 of 6

unaudited
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2026, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
REIT = Real Estate Investment Trust
Capital Group U.S. Small and Mid Cap ETF — Page 5 of 6

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
ETGEFP1-323-1026
Capital Group U.S. Small and Mid Cap ETF — Page 6 of 6